SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Strategic High Yield Tax-Free Fund
The following information replaces the existing similar disclosure in the “FEES AND EXPENSES OF THE FUND” section of the summary section of the fund’s prospectus.
SHAREHOLDER FEES (paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as % of offering price	2.50
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.44
Distribution/service (12b-1) fees	0.25
Interest expense	0.04
Other expenses[1]	0.30
Total other expenses	0.34
Total annual fund operating expenses	1.03
Fee waiver/expense reimbursement	0.14
Total annual fund operating expenses after fee waiver/expense reimbursement	0.89
1 ”Other expenses“ for Class T are based on estimated amounts for the current fiscal year.
The Advisor has contractually agreed through September 30, 2019 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at 0.85% for Class T shares. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$339	$556	$791	$1,466
The following information replaces the existing similar disclosure under the “Management Fee” sub-heading in the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectus.
For DWS Strategic High Yield Tax-Free Fund, the Advisor has contractually agreed through September 30, 2019 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at 0.85% for Class T shares. The agreement may only be terminated with the consent of the fund’s Board.

October 3, 2018
PROSTKR-1086

The following replaces the existing similar disclosure under the “HYPOTHETICAL EXPENSE SUMMARY” heading of the “APPENDIX A” section of the fund’s prospectus.
DWS Strategic High Yield Tax-Free Fund — Class T
	Maximum Sales Charge: 2.50%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.89%	1.51%	$10,150.73	$338.56
2	10.25%	1.03%	5.54%	$10,553.71	$106.63
3	15.76%	1.03%	9.73%	$10,972.69	$110.86
4	21.55%	1.03%	14.08%	$11,408.31	$115.26
5	27.63%	1.03%	18.61%	$11,861.22	$119.84
6	34.01%	1.03%	23.32%	$12,332.11	$124.60
7	40.71%	1.03%	28.22%	$12,821.69	$129.54
8	47.75%	1.03%	33.31%	$13,330.71	$134.68
9	55.13%	1.03%	38.60%	$13,859.94	$140.03
10	62.89%	1.03%	44.10%	$14,410.18	$145.59
Total					$1,465.59
Please Retain This Supplement for Future Reference

October 3, 2018
PROSTKR-1086
2